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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                          May 8, 2007 (March 15, 2007)
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)


                              Fedders Corporation
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             (Exact name of Registrant as specified in its charter)


      Delaware                      1-8831                     22-2572390
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(State or other jurisdiction  (Commission File No.)          (IRS Employer
       of Incorporation)                                 Identification Number)




                             505 Martinsville Road
                     Liberty Corner, New Jersey 07938-0813
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            (Address of principal executive offices, including zip code)


                                 (908) 604-8686
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              (Registrant's telephone number, including area code)


                                 Not Applicable
           ----------------------------------------------------------
         (Former name or former address, if changed since last report)


[   ]   Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02 (b)  Departure of Directors or Certain Officers; Election of
Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 26, 2007, Dr. David C. Chang, a director of Fedders Corporation, ("the Company"), advised the Company that he would not stand for re-election at the 2007 annual meeting of stockholders of the Company. On March 15, 2007, Mr. Michael L. Ducker, a director of the Company, advised the Company that he would not stand for re-election at the 2007 annual meeting of stockholders of the Company. The Company expects that there will be additional reductions in the number of directors to more appropriately reflect the Company's current size and operations. The Company currently has 11 directors. The Company has not, as yet, scheduled the 2007 annual meeting of stockholders.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FEDDERS CORPORATION


Dated: May 8, 2007
                                        By: /s/ Kent E. Hansen
                                            -----------------------------------
                                            Name:  Kent E. Hansen
                                            Title: Executive Vice President